SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 30, 2009

Optimal Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Canada
(State or Other Jurisdiction of Incorporation)

0-28572	98-0160833
(Commission File Number)	(IRS Employer Identification No.)

3500 de Maisonneuve Blvd. W., 2 Place Alexis-Nihon, Suite 800, Montreal, Quebec, Canada H3Z 3C1
(Address of Principal Executive Offices, Including Zip Code)

(514) 738-8885
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240, 14a- 12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 30, 2009, Optimal Group Inc. (the “Registrant”) entered into a non-prosecution agreement (the “Non-Prosecution Agreement”) with the Office of the United States Attorney for the Southern District of New York (the “Office”).

Following announcements by the Office relating to its investigation of the U.S. Internet gambling industry, the Registrant announced on May 8, 2007 that it had initiated discussions with the Office and it was in the process of responding to a voluntary request for information issued by the Office. In connection with such ongoing investigation, the Registrant announced on May 11, 2007 that it had received a copy of warrants of seizure issued by the Office against funds of certain payment processors that were on deposit with two U.S. banks, which included $19,182,418.18 on deposit to the credit of the Registrant's affiliates.

Under the terms of the Non-Prosecution Agreement, among other things, a total of $19,182,418.18 shall be forfeited to the United States by the Registrant and its subsidiaries, as disgorgement of property involved in and proceeds received from the payment processing services that were provided by the Registrant’s subsidiaries to Internet gambling merchants in relation to U.S. customers of such merchants. The Registrant and the Office have agreed that a civil forfeiture complaint shall be filed against the Registrant and its subsidiaries in the United States District Court for the Southern District of New York and that the $19,182,418.18 previously seized, which is presented as restricted cash on the Registrant’s consolidated balance sheets, shall be applied to satisfy the forfeiture obligation. Furthermore, the Registrant has agreed that the Registrant and its subsidiaries shall continue their cooperation with the Office, the Federal Bureau of Investigation and any other agency of the government designated by the Office regarding any matter relating to the Office’s investigation about which the Registrant or its subsidiaries have knowledge or information. The Non-Prosecution Agreement also provides, on the understandings specified in the Non-Prosecution Agreement, that the Office will not criminally prosecute the Registrant or any of its subsidiaries for any crimes related to the former processing by the Registrant’s subsidiaries of Internet gambling transactions originating from customers in the United States through and including 2006. As previously announced, immediately following the enactment of the Unlawful Internet Gambling Enforcement Act of 2006 on October 13, 2006, the Registrant’s then majority-owned subsidiary, FireOne Group plc, ceased to process settlement transactions originating from United States consumers.

The foregoing is a summary of the terms of the Non-Prosecution Agreement and is qualified in its entirety by reference to the Non-Prosecution Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

ITEM 7.01 REGULATION FD DISCLOSURE

On October 30, 2009, the Registrant issued a press release. A copy of the press release is attached hereto as Exhibit 99.1. The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 8.01 OTHER EVENTS

On October 30, 2009, the Registrant entered into the Non-Prosecution Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 8.01. A description of the materials terms of the Non-Prosecution Agreement is found above in Item 1.01, which description is incorporated by reference into this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

10.1	Non-Prosecution Agreement between the Office of the United States Attorney for the Southern District of New York and the Registrant entered into on October 30, 2009

99.1	Press release dated October 30, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2009

Optimal Group Inc.
(Registrant)

By:	/s/ HOLDEN L. OSTRIN
Name: Holden L. Ostrin
Title: Co-Chairman

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Exhibit Index

Exhibit Number	Description

10.1	Non-Prosecution Agreement between the Office of the United States Attorney for the Southern District of New York and the Registrant entered into on October 30, 2009

99.1	Press release dated October 30, 2009

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